Exhibit 99.2

Fourth Quarter Fiscal 2009
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2009

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

April 30, 2009

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Economic Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of April 30, 2009	24

Growth and Strategy
Fiscal 2009 Acquisition Summary	25

Definitions	26

Company Background and Highlights
Fourth Quarter Fiscal 2009

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the three months ended April 30, 2009, IRET had no material acquisitions or dispositions. The Company substantially completed the construction of IRET Corporate Plaza, its mixed-use project located in Minot, North Dakota, which consists of 71 apartment units, of which 58 were leased as of April 30, 2009, and approximately 50,360 square feet of office and retail space.  The Company occupies approximately 22,000 square feet of the office and retail space, having moved its headquarters to this location during the fourth quarter of fiscal year 2009.  The expected total cost of the project is approximately $23.0 million, including out-lot infrastructure but not including tenant improvements.

IRET’s fourth quarter fiscal year 2009 results reflect the continuing challenges the real estate industry faced during the three months ended April 30, 2009.  During this quarter, factors adversely affecting demand for and rents received in IRET’s commercial segments became more intense and pervasive across the United States and in IRET’s markets, with commercial tenants focused on reducing costs through space reductions and lower rents.  Additionally, continued job losses may pressure occupancy and revenue in the Company’s multi-family residential segment going forward.  The Company expects current credit market conditions and the continued deterioration in the economy to increase credit stresses on Company tenants, and continues to expect this tenant stress to lead to increases in past due accounts and vacancies.

During the fourth quarter of fiscal year 2009, the credit markets continued to be considerably less favorable than in the recent past.  Uncertainty about the pricing of commercial real estate, and the curtailment of available financing for commercial real estate, significantly reduced IRET’s ability to rely on cash-out refinancings and on proceeds from the sale of real estate to provide funds for investment opportunities and other business purposes. The continued ability to place debt on multi-family assets on favorable terms with Fannie Mae and Freddie Mac partly offsets the Company’s current inability to leverage its commercial assets at optimal levels, but does not offset it entirely, as the Company does not want to over-leverage its multi-family segment.  Primarily due to these financing constraints on commercial real estate, current market conditions are not favorable for traditional leveraged acquisitions and development in IRET’s commercial segments, and consequently the potential for growth in net income from acquisitions and development in these segments is anticipated to be limited in fiscal year 2010.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest, no par value, having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET’s sales agent.  Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET and may be made in negotiated transactions or transactions that are deemed to be “at the market offerings”, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange.  IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program.  Baird is not required to sell any specific number or dollar amount of common shares but has agreed to use its commercially reasonable efforts to sell the common shares, as instructed by IRET.  The common shares sold under the Sales Agreement will be issued pursuant to IRET’s registration statement on Form S-3, and IRET has filed a prospectus supplement with the Securities and Exchange Commission in connection with the offer and sale of the common shares under this continuous equity offering program. During the fourth quarter of fiscal year 2009, IRET sold 632,712 newly-issued common shares under this program, for total proceeds (before offering expenses but after underwriting discounts and commissions) of $6.0 million.

Subsequent to the fourth quarter of fiscal year 2009, IRET completed a public offering of 3,000,000 common shares of beneficial interest at $8.70 per share (before underwriting discounts and commissions).  Proceeds to the Company were $24,795,000 after deducting underwriting discounts and commissions but before deducting offering expenses.  The shares were sold pursuant to an Underwriting Agreement with Robert W. Baird & Co., Incorporated, D.A. Davidson & Co. and J.J.B. Hilliard, W.L. Lyons, Inc., and were issued pursuant to IRET’s registration statement on Form S-3 filed with and declared effective by the Securities and Exchange Commission.

In the fourth quarter of fiscal year 2009, IRET paid its 152nd consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1700 per share/unit distribution was paid April 1, 2009.

As of April 30, 2009, IRET owns a diversified portfolio of 244 properties consisting of 77 multi-family residential properties, 67 office properties, 49 medical properties (including senior housing), 18 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 38 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of April 30, 2009)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Office, Medical, Industrial, Retail
Total Properties	244
Total Square Feet
(commercial properties)	11.7 million
Total Units
(multi-family residential properties)	9,645
Common Shares Outstanding (thousands)	60,304
Limited Partnership Units Outstanding (thousands)	20,838
Common Share Distribution - Quarter/Annualized	$0.170/$0.680
Dividend Yield	7.4%
Total Capitalization (see p. 13 for detail)	$1.8 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee, Chair of Nominating Committee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President - Asset Management and Finance
Timothy P. Mihalick	Trustee, Senior Vice President and Chief Operating Officer

Management

Thomas A. Wentz, Sr.	President and Chief Executive Officer
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Timothy P. Mihalick	Senior Vice President and Chief Operating Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President, Asset Management and Finance; Trustee
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Secretary

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	4th Quarter Fiscal Year 2009	3rd Quarter Fiscal Year 2009	2nd Quarter Fiscal Year 2009	1st Quarter Fiscal Year 2009	4th Quarter Fiscal Year 2008
High Closing Price	$10.43	$10.71	$11.19	$10.68	$10.47
Low Closing Price	$8.60	$7.43	$7.66	$9.54	$8.95
Average Closing Price	$9.58	$9.71	$10.01	$10.10	$9.82
Closing Price at end of quarter	$9.25	$9.95	$9.88	$10.50	$10.20
Common Share Distributions—annualized	$0.680	$0.678	$0.676	$0.674	$0.672
Closing Dividend Yield - annualized	7.4%	6.8%	6.8%	6.4%	6.6%
Closing common shares outstanding (thousands)	60,304	59,127	58,713	58,202	57,732
Closing limited partnership units outstanding (thousands)	20,838	21,184	21,287	21,293	21,238
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$750,564	$799,094	$790,400	$834,698	$805,494

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2008 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2009 Development Project

IRET Corporate Plaza, Minot, ND

(inside apartment photos)

Investment Cost by Segment – Fourth Quarter Fiscal 2009

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
ASSETS
Real estate investments
Property owned	$1,729,585	$1,719,690	$1,690,763	$1,655,778	$1,648,259
Less accumulated depreciation	(262,871)	(251,493)	(240,452)	(229,691)	(219,379)
	1,466,714	1,468,197	1,450,311	1,426,087	1,428,880
Development in progress	0	0	17,603	35,231	22,856
Unimproved land	5,701	5,695	5,036	4,567	3,901
Mortgage loans receivable, net of allowance	160	161	528	534	541
Total real estate investments	1,472,575	1,474,053	1,473,478	1,466,419	1,456,178
Other assets
Cash and cash equivalents	33,244	31,022	40,855	42,351	53,481
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	16,012	15,558	14,962	14,383	14,113
Accounts receivable, net of allowance	2,738	3,678	3,676	4,395	4,163
Real estate deposits	88	242	86	1,048	1,379
Prepaid and other assets	1,051	1,514	1,813	2,324	349
Intangible assets, net of accumulated amortization	52,173	55,663	56,576	58,936	61,649
Tax, insurance, and other escrow	7,261	8,271	6,182	7,888	8,642
Property and equipment, net	1,015	1,436	1,432	1,450	1,467
Goodwill	1,392	1,392	1,392	1,392	1,392
Deferred charges and leasing costs, net	17,122	16,039	16,037	15,155	14,793
TOTAL ASSETS	$1,605,091	$1,609,288	$1,616,909	$1,616,161	$1,618,026

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$32,773	$32,275	$26,645	$32,917	$33,757
Revolving lines of credit	5,500	8,500	15,000	0	0
Mortgages payable	1,070,158	1,068,127	1,066,113	1,068,267	1,063,858
Other	1,516	1,636	703	830	978
TOTAL LIABILITIES	1,109,947	1,110,538	1,108,461	1,102,014	1,098,593

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN PARTNERSHIPS	13,010	13,000	13,098	13,186	12,609
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	148,199	153,566	157,622	159,984	161,818
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	462,574	452,440	448,803	444,134	440,187
Accumulated distributions in excess of net income	(155,956)	(147,573)	(138,392)	(130,474)	(122,498)
Total shareholders’ equity	333,935	332,184	337,728	340,977	345,006
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,605,091	$1,609,288	$1,616,909	$1,616,161	$1,618,026

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	04/30/2009	04/30/2008	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
Real estate revenue	$240,005	$221,170	$60,652	$60,934	$59,573	$58,846	$58,962
Real estate expenses	98,151	87,405	24,495	25,899	23,953	23,804	23,911
Net operating income	141,854	133,765	36,157	35,035	35,620	35,042	35,051
Interest	(68,743)	(63,439)	(17,436)	(17,341)	(17,078)	(16,888)	(16,470)
Depreciation/amortization	(56,714)	(51,518)	(14,438)	(14,550)	(13,959)	(13,767)	(13,974)
Administrative, advisory and trustee fees	(4,882)	(5,203)	(976)	(1,336)	(1,239)	(1,331)	(1,392)
Operating expenses	(1,440)	(1,344)	(283)	(313)	(482)	(362)	(291)
Impairment of real estate investment	(338)	0	(338)	0	0	0	0
Non-operating income	922	2,760	234	152	288	248	671
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$10,659	$15,021	$2,920	$1,647	$3,150	$2,942	$3,595

Gain on sale of other investments	54	42	0	0	54	0	38
Minority interest portion of operating partnership income	(2,227)	(3,524)	(596)	(284)	(700)	(647)	(833)
Minority interest portion of other partnerships’ (income) loss	40	136	(57)	15	19	63	111
Income from continuing operations	8,526	11,675	2,267	1,378	2,523	2,358	2,911
Discontinued operations, net of minority interest	0	413	0	0	0	0	377
NET INCOME	8,526	12,088	2,267	1,378	2,523	2,358	3,288
Dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,154	$9,716	$1,674	$785	$1,930	$1,765	$2,695

Per Share Data
Earnings per common share from continuing operations	$.11	$.17	$.03	$.02	$.03	$.03	$.04
Earnings per common share from discontinued operations	.00	.01	.00	.00	.00	.00	.01
Net income per common share – basic & diluted	$.11	$.18	$.03	$.02	$.03	$.03	$.05

Percentage of Revenues
Real estate expenses	40.9%	39.5%	40.4%	42.5%	40.2%	40.5%	40.6%
Interest	28.6%	28.7%	28.7%	28.5%	28.7%	28.7%	27.9%
Depreciation/amortization	23.6%	23.3%	23.8%	23.9%	23.4%	23.4%	23.7%
General and administrative	2.0%	2.4%	1.6%	2.2%	2.1%	2.3%	2.4%
Income from continuing operations	3.6%	5.3%	3.7%	2.3%	4.2%	4.0%	4.9%
Net income	3.6%	5.5%	3.7%	2.3%	4.2%	4.0%	5.6%

Ratios
EBITDA(1)/Interest expense	1.97	x	2.02	x	1.99	x	1.93	x	1.99	x	1.98	x	2.04	x
EBITDA/Interest expense plus preferred distributions	1.90	x	1.94	x	1.92	x	1.86	x	1.92	x	1.91	x	1.97	x

(1)	See Definitions on page 26. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	04/30/2009	04/30/2008	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
Funds From Operations(1)
Net income	$8,526	$12,088	$2,267	$1,378	$2,523	$2,358	$3,288
Less dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	6,154	9,716	1,674	785	1,930	1,765	2,695
Adjustments:
Minority interest in earnings of Unitholders	2,227	3,677	596	284	700	647	973
Depreciation and amortization	56,295	51,303	14,360	14,454	13,840	13,641	13,910
(Gains)/loss on depreciable property sales	(54)	(514)	0	0	(54)	0	(510)
Funds from operations applicable to common shares and Units	$64,622	$64,182	$16,630	$15,523	$16,416	$16,053	$17,068

FFO per share and unit - basic and diluted	$0.81	$0.87	$0.21	$0.19	$0.21	$0.20	$0.22
Weighted average shares and units	79,820	73,477	80,361	80,038	79,668	79,214	78,195

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Twelve Months Ended		Three Months Ended
	04/30/2009	04/30/2008	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
EBITDA(1)
Net income	$8,526	$12,088	$2,267	$1,378	$2,523	$2,358	$3,288
Adjustments:
Minority interest portion of operating partnership income	2,227	3,677	596	284	700	647	973
Income before minority interest	10,753	15,765	2,863	1,662	3,223	3,005	4,261
Add:
Interest	68,743	63,439	17,436	17,341	17,078	16,888	16,470
Depreciation/amortization related to real estate investments	54,646	50,089	13,825	14,023	13,480	13,318	13,542
Amortization related to non-real estate investments	2,068	1,476	613	527	479	449	437
Amortization related to real estate revenues(2)	(133)	(283)	3	(27)	(52)	(57)	(65)
Less:
Interest income	(607)	(2,095)	(51)	(123)	(210)	(223)	(449)
Gain on sale of real estate, land and other investments	(54)	(556)	0	0	(54)	0	(552)
EBITDA	$135,416	$127,835	$34,689	$33,403	$33,944	$33,380	$33,644

(1)	See Definitions on page 26.

(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

                  7.02%    7.64%    7.01%    5.76%    6.22%    5.60%    5.74%    6.22%    5.80%    6.35%    5.80%
	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2010	$108,149	$7,089	$115,238	7.02%	10.8%
2011	81,276	0	81,276	7.64%	7.6%
2012	94,116	0	94,116	7.01%	8.8%
2013	25,796	0	25,796	5.76%	2.4%
2014	47,414	1,038	48,452	6.21%	4.5%
2015	71,105	0	71,105	5.60%	6.6%
2016	65,280	330	65,610	5.74%	6.1%
2017	161,414	0	161,414	6.22%	15.1%
2018	93,646	0	93,646	5.80%	8.8%
2019	118,274	699	118,973	6.35%	11.1%
Thereafter	194,111	421	194,532	5.80%	18.2%
Total maturities	$1,060,581	$9,577	$1,070,158	6.30%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
Balances Outstanding
Mortgage
Fixed rate	$1,060,581	$1,053,527	$1,054,938	$1,057,009	$1,052,162
Variable rate	9,577	14,600	11,175	11,258	11,696
Mortgage total	1,070,158	1,068,127	1,066,113	1,068,267	1,063,858

Weighted Average Interest Rates
Secured	6.30%	6.34%	6.36%	6.36%	6.37%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF APRIL 30, 2009

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Multi-Family Residential
Forest Park Estates - Grand Forks, ND	8/1/2009(2)	$6,178	$0	$0	$0	$0	$6,178
Rimrock Apts - Billings, MT	8/1/2009(2)	2,174	0	0	0	0	2,174
Rocky Meadows Apts - Billings, MT	8/1/2009(2)	3,089	0	0	0	0	3,089
Park Meadows I - Waite Park, MN	9/1/2009(3)	2,629	0	0	0	0	2,629
Park Meadows II & III - Waite Park, MN	9/1/2009(3)	6,977	0	0	0	0	6,977
Terrace on the Green - Moorhead, MN	9/1/2009(3)	1,416	0	0	0	0	1,416
Thomasbrook - Lincoln, NE	10/1/2009	5,077	0	0	0	0	5,077
17 South Main Apts - Minot, ND	11/4/2009	198	0	0	0	0	198
401 South Main - Minot, ND	11/4/2009	693	0	0	0	0	693
Minot 4th St Apartments - Minot, ND	11/4/2009	99	0	0	0	0	99
Minot 11th St Apartments - Minot, ND	11/4/2009	99	0	0	0	0	99
Minot Fairmont Apartments - Minot, ND	11/4/2009	396	0	0	0	0	396
Minot Westridge Apartments - Minot, ND	11/4/2009	1,981	0	0	0	0	1,981
Westwood Park - Bismarck, ND	12/1/2009	1,006	0	0	0	0	1,006
Dakota Hill at Valley Ranch - Irving, TX	2/1/2010	22,730	0	0	0	0	22,730
Southbrook & Mariposa - Topeka, KS	2/1/2010	3,170	0	0	0	0	3,170
Kirkwood Apts - Bismarck, ND	5/1/2010	0	1,925	0	0	0	1,925
Meadows I - Jamestown, ND	8/1/2010	0	905	0	0	0	905
Meadows II - Jamestown, ND	8/1/2010	0	905	0	0	0	905
Olympic Village - Billings, MT	11/1/2010	0	7,656	0	0	0	7,656
Southview Apartments - Minot, ND	11/1/2010	0	738	0	0	0	738
Valley Park Manor - Grand Forks, ND	11/1/2010	0	2,720	0	0	0	2,720
Valley Park Manor - Grand Forks, ND	11/1/2010	0	827	0	0	0	827
Ridge Oaks Apts - Sioux City, IA	2/1/2011	0	2,619	0	0	0	2,619
Sunset Trail I - Rochester, MN	3/1/2011	0	3,941	0	0	0	3,941
Sunset Trail II - Rochester, MN	3/1/2011	0	3,826	0	0	0	3,826
Oakwood Estates - Sioux Falls, SD	6/1/2011	0	0	3,480	0	0	3,480
Oxbow - Sioux Falls, SD	6/1/2011	0	0	3,793	0	0	3,793
Chateau Apts - Minot, ND	7/1/2011	0	0	1,802	0	0	1,802
Oakmont Apts - Sioux Falls, SD	9/1/2011	0	0	3,737	0	0	3,737
Canyon Lake Apts - Rapid City, SD	10/1/2011	0	0	2,702	0	0	2,702
Meadows III - Jamestown, ND	11/1/2011	0	0	999	0	0	999
East Park Apts - Sioux Falls, SD	12/1/2012	0	0	0	1,591	0	1,591
Sycamore Village Apts - Sioux Falls, SD	12/1/2012	0	0	0	895	0	895
Monticello Village Apts - Monticello, MN	3/1/2013	0	0	0	3,145	0	3,145
Summary of Debt due after 2013	10/1/2013	0	0	0	0	210,089	210,089
Sub-Total Multi-Family Residential		$57,912	$26,062	$16,513	$5,631	$210,089	$316,207

Commercial Office
Three Paramount Plaza - Bloomington, MN	8/1/2009	$3,969	$0	$0	$0	$0	$3,969
Mendota - American Corporate Center - Mendota Heights, MN(2)(4)	11/1/2009	9,597	0	0	0	0	9,597	(5)
Mendota Center I - Mendota Heights, MN(2)(4)	11/1/2009	3,806	0	0	0	0	3,806	(5)
Mendota Center II - Mendota Heights, MN(2)(4)	11/1/2009	6,094	0	0	0	0	6,094	(5)
Mendota Center III - Mendota Heights, MN(2)(4)	11/1/2009	3,554	0	0	0	0	3,554	(5)
Mendota Center IV - Mendota Heights, MN(2)(4)	11/1/2009	4,615	0	0	0	0	4,615	(5)
Northgate II - Maple Grove, MN	2/1/2010	1,312	0	0	0	0	1,312
Southeast Tech Center - Eagan, MN	2/1/2010	3,549	0	0	0	0	3,549
Westgate I - Boise, ID	2/1/2010	1,905	0	0	0	0	1,905
Westgate II - Boise, ID	2/1/2010	4,665	0	0	0	0	4,665
Brenwood - Minnetonka, MN	10/1/2010	0	7,640	0	0	0	7,640
Nicollet VII - Burnsville, MN	12/1/2010	0	4,090	0	0	0	4,090

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF APRIL 30, 2009 (continued)

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Commercial Office - Continued
Dewey Hill Business Center - Edina, MN	1/1/2011	$0	2,663	0	0	0	2,663
Plymouth IV - Plymouth, MN	1/1/2011	0	3,264	0	0	0	3,264
Plymouth V - Plymouth, MN	1/1/2011	0	4,698	0	0	0	4,698
Whitewater Plaza - Minnetonka, MN	3/1/2011	0	2,672	0	0	0	2,672
Whitewater Plaza 2nd Mortgage - Minnetonka, MN	3/1/2011	0	1,385	0	0	0	1,385
2030 Cliff Road - Eagan, MN	4/1/2011	0	495	0	0	0	495
Cold Spring Center - St Cloud, MN	4/1/2011	0	4,212	0	0	0	4,212
Pillsbury Business Center - Edina, MN	4/1/2011	0	959	0	0	0	959
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	0	14,537	0	0	14,537
Wells Fargo Center - St Cloud, MN	7/1/2011	0	0	6,897	0	0	6,897
Interlachen Corp Center - Eagan, MN	10/11/2011	0	0	9,886	0	0	9,886
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	0	4,297	0	0	4,297
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	0	4,258	0	0	4,258
Summary of Debt due after 2013	5/1/2014	0	0		0	257,730	257,730
Sub-Total Commercial Office		$43,066	$32,078	$39,875	$0	$257,730	$372,749

Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$0	$21,973	$0	$0	$0	$21,973
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	0	9,798	0	0	9,798
Edina 6405 France Medical - Edina, MN	1/1/2012	0	0	9,323	0	0	9,323
Edina 6363 France Medical - Edina, MN	4/1/2012	0	0	8,159	0	0	8,159
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	0	2,308	0	2,308
Summary of Debt due after 2013	8/1/2015	0	0	0	0	188,963	188,963
Sub-Total Commercial Medical		$0	$21,973	$27,280	$2,308	$188,963	$240,524

Commercial Industrial
Waconia Industrial Bldg - Waconia, MN	8/2/2009	$1,122	$0	$0	$0	$0	$1,122
Metal Improvement Co - New Brighton, MN	10/1/2009	1,217	0	0	0	0	1,217
Lexington Commerce Center - Eagan, MN	2/1/2010	2,854	0	0	0	0	2,854
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	0	0	3,776	0	0	3,776
Stone Container - Roseville, MN	2/1/2012	0	0	4,173	0	0	4,173
Minnetonka 13600 Cty Rd 62 - Minnetonka, MN	2/27/2012	0	0	2,499	0	0	2,499
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	0	7,786	0	7,786
Bloomington-2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	0	4,076	0	4,076
Roseville-2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	0	5,995	0	5,995
Summary of Debt due after 2013	9/1/2013	0	0	0	0	43,451	43,451
Sub-Total Commercial Industrial		$5,193	$0	$10,448	$17,857	$43,451	$76,949

Commercial Retail
Rochester Maplewood Square - Rochester, MN	8/1/2009	$3,660	$0	$0	$0	$0	$3,660
Minot Arrowhead Shopping Center-2nd Mtg - Minot, ND	8/23/2009	2,500	0	0	0	0	2,500
Grand Forks MedPark Mall - Grand Forks, ND	3/1/2010	2,907	0	0	0	0	2,907
Minot Plaza - Minot, ND	8/1/2010	0	634	0	0	0	634
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	0	529	0	0	0	529
St Cloud Westgate Shopping Center - St Cloud, MN	10/10/2013	0	0	0	0	53,499	53,499
Sub-Total Commercial Retail		$9,067	$1,163	$0	$0	$53,499	$63,729

Total		$115,238	$81,276	$94,116	$25,796	$753,732	$1,070,158

(1)	Totals given are principal balances as of April 30, 2009.
(2)	Refinancing pending; loan commitment received.
(3)	Refinancing closed June 2009; new debt placed with Freddie Mac.
(4)	IRET’s ownership interest in these properties is 51%. IRET’s 49% joint venture partner is obligated on the mortgage debt in proportion to its ownership interest.
(5)	Includes the 49% share of IRET’s joint venture partner.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	04/30/2009		01/31/2009		10/31/2008		07/31/2008		04/30/2008
Equity Capitalization
Common shares outstanding	60,304		59,127		58,713		58,202		57,732
Operating partnership (OP) units outstanding	20,838		21,184		21,287		21,293		21,238
Total common shares and OP units outstanding	81,142		80,311		80,000		79,495		78,970
Market price per common share (closing price at end of period)	$9.25		$9.95		$9.88		$10.50		$10.20
Equity capitalization-common shares and OP units	$750,564		$799,094		$790,400		$834,698		$805,494
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$777,881		$826,411		$817,717		$862,015		$832,811

Debt Capitalization
Total mortgage debt	$1,070,158		$1,068,127		$1,066,113		$1,068,267		$1,063,858
Total capitalization	$1,848,039		$1,894,538		$1,883,830		$1,930,282		$1,896,669

Total debt to total capitalization	0.58:1		0.56:1		0.57:1		0.55:1		0.56:1

Earnings to fixed charges(1)	1.20	x	1.13	x	1.16	x	1.15	x	1.20	x
Earnings to combined fixed charges and preferred distributions(1)	1.16	x	1.09	x	1.13	x	1.12	x	1.16	x
Debt service coverage ratio(1)	1.42	x	1.39	x	1.41	x	1.40	x	1.46	x

Distribution Data
Common shares and units outstanding at record date	80,323		80,018		79,566		79,116		77,675
Total common distribution paid	$13,656		$13,562		$13,445		$13,332		$13,050
Common distribution per share and unit	$0.1700		$0.1695		$0.1690		$0.1685		$0.1680
Payout ratio (FFO per share and unit basis)(1)	81.0%		89.2%		80.5%		84.3%		76.4%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended April 30,			Twelve Months Ended April 30,
Segment	2009	2008	% Change	2009	2008	% Change
Multi-Family Residential	$9,697	$9,114	6.4%	$38,644	$37,332	3.5%
Commercial Office	11,257	12,135	(7.2%)	43,969	47,536	(7.5%)
Commercial Medical	6,910	6,908	0.0%	26,732	26,909	(0.7%)
Commercial Industrial	1,666	1,717	(3.0%)	6,882	7,576	(9.2%)
Commercial Retail	2,449	2,597	(5.7%)	9,491	9,921	(4.3%)
	$31,979	$32,471	(1.5%)	$125,718	$129,274	(2.8%)

1.	For 4th Quarter Fiscal 2009 and 4th Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and twelve months ended April 30, 2009, 87.1% and 88.2%, respectively.

Commercial Office -
610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.

Total square footage, 246,311. Occupancy % for the three and twelve months ended April 30, 2009, 95.4% and 95.3%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and twelve months ended April 30, 2009, 92.3% and 94.9%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and twelve months ended April 30, 2009, 98.9% and 99.7%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 4,000.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2009
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,030	$20,443	$9,638	$2,245	$3,605	$0	$53,961
Non-Stabilized	1,289	682	3,755	965	0	0	6,691
Total	19,319	21,125	13,393	3,210	3,605	0	60,652

Real estate expenses
Stabilized(1)	8,333	9,186	2,728	579	1,156	0	21,982
Non-Stabilized	768	264	1,258	223	0	0	2,513
Total	9,101	9,450	3,986	802	1,156	0	24,495

Net Operating Income (NOI)
Stabilized(1)	9,697	11,257	6,910	1,666	2,449	0	31,979
Non-Stabilized	521	418	2,497	742	0	0	4,178
Net operating income	$10,218	$11,675	$9,407	$2,408	$2,449	$0	$36,157

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(5,190)	$(5,933)	$(4,232)	$(1,004)	$(977)	$(100)	$(17,436)
Depreciation/amortization	(3,690)	(5,744)	(3,667)	(532)	(732)	(73)	(14,438)
Administrative, advisory and trustee fees	0	0	0	0	0	(976)	(976)
Other expenses	0	0	0	0	0	(283)	(283)
Impairment of real estate investment	0	(338)	0	0	0	0	(338)
Other income	0	0	0	0	0	234	234
Income (loss) before gain on sale of other investments and minority interest and discontinued operations	1,338	(340)	1,508	872	740	(1,198)	2,920
Minority interest portion of operating partnership income	0	0	0	0	0	(596)	(596)
Minority interest portion of other partnerships’ income	0	0	0	0	0	(57)	(57)
Income (loss) from continuing operations	1,338	(340)	1,508	872	740	(1,851)	2,267
NET INCOME (LOSS)	1,338	(340)	1,508	872	740	(1,851)	2,267
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,338	$(340)	$1,508	$872	$740	$(2,444)	$1,674

1.	For 4th Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and twelve months ended April 30, 2009, 87.1% and 88.2%, respectively.

Commercial Office -
610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.

Total square footage, 246,311. Occupancy % for the three and twelve months ended April 30, 2009, 95.4% and 95.3%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and twelve months ended April 30, 2009, 92.3% and 94.9%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and twelve months ended April 30, 2009, 98.9% and 99.7%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Three Months Ended April 30, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,672	$21,877	$9,356	$2,227	$3,655	$0	$54,787
Non-Stabilized	797	339	2,292	747	0	0	4,175
Total	18,469	22,216	11,648	2,974	3,655	0	58,962

Real estate expenses
Stabilized(1)	8,558	9,742	2,448	510	1,058	0	22,316
Non-Stabilized	505	174	732	184	0	0	1,595
Total	9,063	9,916	3,180	694	1,058	0	23,911

Net Operating Income (NOI)
Stabilized(1)	9,114	12,135	6,908	1,717	2,597	0	32,471
Non-Stabilized	292	165	1,560	563	0	0	2,580
Net operating income	$9,406	$12,300	$8,468	$2,280	$2,597	$0	$35,051

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(5,024)	$(5,912)	$(3,913)	$(932)	$(1,051)	$362	$(16,470)
Depreciation/amortization	(3,417)	(5,452)	(3,158)	(1,133)	(753)	(61)	(13,974)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,392)	(1,392)
Other expenses	0	0	0	0	0	(291)	(291)
Other income	0	0	0	0	0	671	671
Income (loss) before gain on sale of other investments and minority interest and discontinued operations	965	936	1,397	215	793	(711)	3,595
Gain on sale of other investments	0	0	0	0	0	38	38
Minority interest portion of operating partnership income	0	0	0	0	0	(833)	(833)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	111	111
Income (loss) from continuing operations	965	936	1,397	215	793	(1,395)	2,911
Discontinued operations, net of minority interest(2)	374	3	0	0	0	0	377
NET INCOME (LOSS)	1,339	939	1,397	215	793	(1,395)	3,288
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,339	$939	$1,397	$215	$793	$(1,988)	$2,695

1.	For 4th Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.
Total number of units, 283. Occupancy % for the three and twelve months ended April 30, 2009, 72.5% and 77.2%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN and 401 South Main, Minot, ND.
Total square footage, 172,138. Occupancy % for the three and twelve months ended April 30, 2009, 90.0% and 87.5%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Total square footage, 541,026. Occupancy % for the three and twelve months ended April 30, 2009, 99.8% and 99.9%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.
Total square footage, 846,953. Occupancy % for the three and twelve months ended April 30, 2009, 97.6% and 93.9%, respectively.

2.	Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 4,000.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2009
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$72,255	$80,745	$37,794	$9,062	$14,568	$0	$214,424
Non-Stabilized	4,461	2,701	14,770	3,649	0	0	25,581
Total	76,716	83,446	52,564	12,711	14,568	0	240,005

Real estate expenses
Stabilized(1)	33,611	36,776	11,062	2,180	5,077	0	88,706
Non-Stabilized	2,551	868	4,984	1,042	0	0	9,445
Total	36,162	37,644	16,046	3,222	5,077	0	98,151

Net Operating Income (NOI)
Stabilized(1)	38,644	43,969	26,732	6,882	9,491	0	125,718
Non-Stabilized	1,910	1,833	9,786	2,607	0	0	16,136
Net operating income	$40,554	$45,802	$36,518	$9,489	$9,491	$0	$141,854

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(20,304)	$(23,970)	$(17,186)	$(3,909)	$(4,038)	$664	$(68,743)
Depreciation/amortization	(14,225)	(22,371)	(13,363)	(3,600)	(2,902)	(253)	(56,714)
Administrative, advisory and trustee fees	0	0	0	0	0	(4,882)	(4,882)
Other expenses	0	0	0	0	0	(1,440)	(1,440)
Loss on impairment of real estate investment	0	(338)	0	0	0	0	(338)
Other income	0	0	0	0	0	922	922
Income (loss) before gain on sale of other investments and minority interest and discontinued operations	6,025	(877)	5,969	1,980	2,551	(4,989)	10,659
Gain on sale of other investments	0	0	0	0	0	54	54
Minority interest portion of operating partnership income	0	0	0	0	0	(2,227)	(2,227)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	40	40
Income (loss) from continuing operations	6,025	(877)	5,969	1,980	2,551	(7,122)	8,526
NET INCOME (LOSS)	6,025	(877)	5,969	1,980	2,551	(7,122)	8,526
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,025	(877)	5,969	1,980	2,551	$(9,494)	$6,154

1.	For 4th Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and twelve months ended April 30, 2009, 87.1% and 88.2%, respectively.

Commercial Office -
610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND, IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.

Total square footage, 246,311. Occupancy % for the three and twelve months ended April 30, 2009, 95.4% and 95.3%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and twelve months ended April 30, 2009, 92.3% and 94.9%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and twelve months ended April 30, 2009, 98.9% and 99.7%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Twelve Months Ended April 30, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$70,211	$83,470	$35,740	$9,493	$14,198	$0	$213,112
Non-Stabilized	2,616	572	2,672	2,198	0	0	8,058
Total	72,827	84,042	38,412	11,691	14,198	0	221,170

Real estate expenses
Stabilized(1)	32,879	35,934	8,831	1,917	4,277	0	83,838
Non-Stabilized	1,758	272	925	612	0	0	3,567
Total	34,637	36,206	9,756	2,529	4,277	0	87,405

Net Operating Income (NOI)
Stabilized(1)	37,332	47,536	26,909	7,576	9,921	0	129,274
Non-Stabilized	858	300	1,747	1,586	0	0	4,491
Net operating income	$38,190	$47,836	$28,656	$9,162	$9,921	$0	$133,765

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(20,004)	$(23,459)	$(12,651)	$(3,543)	$(4,260)	$478	$(63,439)
Depreciation/amortization	(13,231)	(21,003)	(9,416)	(3,405)	(2,725)	(1,738)	(51,518)
Administrative, advisory and trustee fees	0	0	0	0	0	(5,203)	(5,203)
Other expenses	0	0	0	0	0	(1,344)	(1,344)
Other income	0	0	0	0	0	2,760	2,760
Income (loss) before gain on sale of other investments and minority interest and discontinued operations	4,955	3,374	6,589	2,214	2,936	(5,047)	15,021
Gain on sale of other investments	0	0	0	0	0	42	42
Minority interest portion of operating partnership income	0	0	0	0	0	(3,524)	(3,524)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	136	136
Income (loss) from continuing operations	4,955	3,374	6,589	2,214	2,936	(8,393)	11,675
Discontinued operations, net of minority interest(2)	415	(2)	0	0	0	0	413
NET INCOME (LOSS)	5,370	3,372	6,589	2,214	2,936	(8,393)	12,088
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,370	$3,372	$6,589	$2,214	$2,936	$(10,765)	$9,716

1.	For 4th Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.
Total number of units, 283. Occupancy % for the three and twelve months ended April 30, 2009, 72.5% and 77.2%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN and 401 South Main, Minot, ND.
Total square footage, 172,138. Occupancy % for the three and twelve months ended April 30, 2009, 90.0% and 87.5%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Total square footage, 541,026. Occupancy % for the three and twelve months ended April 30, 2009, 99.8% and 99.9%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.
Total square footage, 846,953. Occupancy % for the three and twelve months ended April 30, 2009, 97.6% and 93.9%, respectively.

2.	Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 4,000.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
4th Quarter Fiscal 2009 vs. 4th Quarter Fiscal 2008

Segments	Stabilized Properties		All Properties
	4th Quarter	4th Quarter	4th Quarter	4th Quarter
	Fiscal 2009	Fiscal 2008	Fiscal 2009	Fiscal 2008
Multi-Family Residential	93.1%	93.2%	92.7%	92.1%
Commercial Office	89.4%	90.9%	89.7%	90.8%
Commercial Medical	96.9%	95.3%	95.7%	96.1%
Commercial Industrial	98.0%	95.5%	98.2%	95.9%
Commercial Retail	85.5%	88.2%	85.5%	88.2%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and twelve months ended April 30, 2009

	Three Months Ended April 30, 2009			Twelve Months Ended April 30, 2009
	New(1)	Renew(2)	4th Quarter 2008 Total	New(1)	Renew(2)	Year-To-Date Total
Gross Leasing Square Footage
Commercial Office	12,744	81,744	94,488	181,170	431,996	613,166
Commercial Medical	2,672	12,932	15,604	40,515	41,281	81,796
Commercial Industrial	41,685	203,810	245,495	353,371	345,037	698,408
Commercial Retail	4,120	34,100	38,220	79,354	180,872	260,226
Total	61,221	332,586	393,807	654,410	999,186	1,653,596

Weighted Average Term (yrs)
Commercial Office	3.6	4.8	4.5	4.7	3.8	4.1
Commercial Medical	10.4	2.6	3.9	7.0	4.4	5.2
Commercial Industrial	5.2	3.1	3.8	4.8	5.2	5.0
Commercial Retail	5.4	3.3	3.4	5.1	3.4	3.9
Total	5.6	3.5	3.9	5.2	3.8	4.2

Weighted Average Rental Rate Increases(3)
Rate on Expiring Leases
Commercial Office			$12.16			$11.75
Commercial Medical			0.00			18.61
Commercial Industrial			0.00			2.88
Commercial Retail			11.74			5.42
Total			$12.07			$9.80

Weighted Average Rate on New and Renewal Leases(3)
Commercial Office	$2.04	$13.28	$12.02	$10.10	$10.32	$10.26
Commercial Medical	19.67	18.85	18.99	25.20	17.53	21.33
Commercial Industrial	2.26	2.87	2.76	3.62	3.69	3.65
Commercial Retail	8.54	11.76	11.42	13.04	8.39	9.81
Total	$3.80	$6.96	$6.47	$7.89	$7.98	$7.94

Percentage Increase (Decrease)
Commercial Office			(1.2%)			(12.7%)
Commercial Medical			N/A			14.6%
Commercial Industrial			N/A			26.7%
Commercial Retail			(2.7%)			81.0%
Total			(46.4%)			(19.0%)

(1)	Excluding leases in place on date of acquisition.

(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.

(3)	Net of estimated operating expenses, other than tenant improvements.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and twelve months ended April 30, 2009

	4th Quarter 2009 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$15,686	$354,529	$370,215	$1,500,075	$2,547,132	$4,047,207
Commercial Medical	93,520	0	93,520	2,407,865	276,301	2,684,166
Commercial Industrial	41,685	5,000	46,685	191,685	807,583	999,268
Commercial Retail	83,173	9,561	92,734	533,523	102,930	636,453
Subtotal	$234,064	$369,090	$603,154	$4,633,148	$3,733,946	$8,367,094

Tenant Improvements per square foot
Commercial Office	$1.23	$4.34	$3.92	$8.28	$5.90	$6.60
Commercial Medical	35.00	0.00	5.99	59.43	6.69	32.82
Commercial Industrial	1.00	0.02	0.19	0.54	2.34	1.43
Commercial Retail	20.19	0.28	2.43	6.72	0.57	2.45
Subtotal	$3.82	$1.11	$1.53	$7.08	$3.74	$5.06

Leasing Costs
Commercial Office	$17,380	$190,711	$208,091	$561,712	$1,196,222	$1,757,934
Commercial Medical	47,150	15,871	63,021	659,631	103,380	763,011
Commercial Industrial	36,843	20,484	57,327	43,993	144,509	188,502
Commercial Retail	38,024	26,639	64,663	82,671	73,884	156,555
Subtotal	$139,397	$253,705	$393,102	$1,348,007	$1,517,995	$2,866,002

Leasing Costs per square foot
Commercial Office	$1.36	$2.33	$2.20	$3.10	$2.77	$2.87
Commercial Medical	17.65	1.23	4.04	16.28	2.50	9.33
Commercial Industrial	0.88	0.10	0.23	0.12	0.42	0.27
Commercial Retail	9.23	0.78	1.69	1.04	0.41	0.60
Subtotal	$2.28	$0.76	$1.00	$2.06	$1.52	$1.73

Tenant Improvements and Leasing Costs
Commercial Office	$33,066	$545,240	$578,306	$2,061,787	$3,743,354	$5,805,141
Commercial Medical	140,670	15,871	156,541	3,067,496	379,681	3,447,177
Commercial Industrial	78,528	25,484	104,012	235,678	952,092	1,187,770
Commercial Retail	121,197	36,200	157,397	616,194	176,814	793,008
Total	$373,461	$622,795	$996,256	$5,981,155	$5,251,941	$11,233,096

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$2.59	$6.67	$6.12	$11.38	$8.67	$9.47
Commercial Medical	52.65	1.23	10.03	75.71	9.20	42.14
Commercial Industrial	1.88	0.13	0.42	0.66	2.76	1.70
Commercial Retail	29.42	1.06	4.12	7.77	0.98	3.05
Total	$6.10	$1.87	$2.53	$9.14	$5.26	$6.79

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	04/30/2009	01/31/2009	10/31/2008	07/31/2008	04/30/2008
Number of Units	9,645	9,645	9,564	9,528	9,500
Average Investment Per Unit	$56,130	$55,082	$54,303	$53,919	$53,677

Average Scheduled Rent per Unit
Stabilized	$711.22	$708.32	$705.53	$700.43	$695.01
Non-Stabilized	703.02	655.12	648.90	647.89	657.55
	$710.63	$704.75	$701.98	$697.18	$692.85

Total Receipts per Unit
Stabilized	$671.29	$679.54	$682.32	$657.09	$658.05
Non-Stabilized	620.95	590.39	598.48	536.68	484.14
	$667.67	$673.55	$677.06	$649.63	$648.03
Occupancy %
Stabilized	93.1%	94.5%	95.1%	92.8%	93.2%
Non-Stabilized	87.1%	88.9%	92.6%	84.1%	72.4%
	92.7%	94.2%	94.9%	92.3%	92.1%

Operating Expenses as a % of Scheduled Rent
Stabilized	43.6%	45.9%	44.2%	43.5%	45.9%
Non-Stabilized	52.6%	53.4%	47.9%	47.5%	46.7%
Total	44.3%	46.4%	44.4%	43.7%	45.9%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of April 30, 2009

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	238	9.9%	909,591	8.5%
St. Lukes Hospital of Duluth, Inc.	6	75	3.5%	198,775	1.9%
Fairview Health	8	45	2.4%	171,848	1.6%
Applied Underwriters	3	94	2.2%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	19	2.0%	224,650	2.1%
HealthEast Care System	1	118	1.7%	114,316	1.1%
UGS Corp.	1	28	1.6%	122,567	1.1%
Microsoft (NASDAQ: MSFT)	1	52	1.5%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)(2)	2	50	1.5%	424,147	4.0%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	27	1.4%	82,725	0.8%
Total/Weighted Average		105	27.7%	2,512,383	23.5%

(1)	See Definitions on page 26.
(2)
Smurfit-Stone Container has filed bankruptcy under Chapter 11 of the Bankruptcy Code. To date Smurfit is current on all base rent payments under its leases with us. We have not yet been notified of the debtor’s intentions with respect to these leases.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2009

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent *	Average Rental Rate	% of Annualized Rent
Commercial Office
2010	67	390,316	9.4%	$4,452,277	$11.41	8.3%
2011	67	711,983	17.1%	9,364,376	13.15	17.5%
2012	52	789,196	19.0%	11,018,858	13.96	20.6%
2013	33	505,752	12.2%	6,411,409	12.68	12.0%
2014	32	500,779	12.0%	6,756,328	13.49	12.6%
2015 and thereafter	50	1,261,726	30.3%	15,473,865	12.26	29.0%
	301	4,159,752	100.0%	$53,477,113	$12.86	100.0%

Commercial Medical
2010	23	59,471	2.7%	$1,114,386	$18.74	2.9%
2011	17	67,247	3.0%	1,217,253	18.10	3.1%
2012	30	113,686	5.1%	2,328,064	20.48	5.9%
2013	18	68,390	3.1%	1,259,697	18.42	3.2%
2014	24	160,264	7.3%	3,300,819	20.60	8.4%
2015 and thereafter	87	1,741,372	78.8%	30,051,488	17.26	76.5%
	199	2,210,430	100.0%	$39,271,707	$17.77	100.0%

Commercial Industrial
2010	7	289,844	11.7%	$985,673	$3.40	9.0%
2011	15	1,072,579	43.4%	3,596,058	3.35	32.8%
2012	4	228,184	9.3%	641,725	2.81	5.8%
2013	3	214,335	8.7%	1,062,335	4.96	9.7%
2014	4	84,775	3.4%	545,545	6.44	5.0%
2015 and thereafter	8	579,520	23.5%	4,132,472	7.13	37.7%
	41	2,469,237	100.0%	$10,963,808	$4.44	100.0%

Commercial Retail
2010	44	175,724	14.8%	$1,171,672	$6.67	11.9%
2011	49	273,247	23.0%	2,631,307	9.63	26.8%
2012	30	237,300	19.9%	1,350,762	5.69	13.7%
2013	15	69,970	5.9%	469,298	6.71	4.8%
2014	18	63,027	5.3%	753,272	11.95	7.7%
2015 and thereafter	28	370,136	31.1%	3,448,551	9.32	35.1%
	184	1,189,404	100.0%	$9,824,862	$8.26	100.0%

Commercial Total
2010	141	915,355	9.1%	$7,724,008	$8.44	6.8%
2011	148	2,125,056	21.2%	16,808,994	7.91	14.8%
2012	116	1,368,366	13.6%	15,339,409	11.21	13.5%
2013	69	858,447	8.6%	9,202,739	10.72	8.1%
2014	78	808,845	8.1%	11,355,964	14.04	10.0%
2015 and thereafter	173	3,952,754	39.4%	53,106,376	13.44	46.8%
	725	10,028,823	100.0%	$113,537,490	$11.32	100.0%

* Annualized Rent is monthly scheduled rent as of April 30, 2009 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 ACQUISITION SUMMARY
as of April 30, 2009
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	April 30, 2009 Leased Percentage	Acquisition Cost

33-unit Minot Westridge Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	33	100%	99%	$1,954
12-unit Minot Fairmont Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	12	100%	100%	365
4-unit Minot 4th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	4	100%	100%	89
3-unit Minot 11th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	3	100%	100%	64
Bismarck 2130 S. 12th Street	Bismarck, ND	Unimproved Land	May 23, 2008	N/A	N/A	N/A	576
22,500 sq. ft. Bismarck 715 E. Broadway	Bismarck, ND	Commercial Office	August 1, 2008	22,500	100%	100%	1,911
Bismarck 700 E. Main	Bismarck, ND	Unimproved Land	August 1, 2008	N/A	N/A	N/A	314
36-unit Evergreen Apartments	Isanti, MN	Multi-Family Residential	September 2, 2008	36	100%	86%	3,100
56,239 sq. ft.- 2828 Chicago Avenue	Minneapolis, MN	Commercial Medical	September 16, 2008	56,239	68%	73%	5,052
31,643 sq. ft.- Southdale Medical Expansion (6545 France Avenue)	Edina, MN	Commercial Medical	September 17, 2008	31,643	75%	90%	779
10-unit 401 S. Main	Minot, ND	Multi-Family Residential	November 10, 2008	10	0%	100%	905
69,984 sq. ft. – Minnetonka 13600 Cty Rd 62	Minnetonka, MN	Commercial Industrial	January 20, 2009	69,984	100%	100%	4,000
71-unit – IRET Corporate Plaza	Minot, ND	Multi-Family Residential	January 31, 2009	71	0%	77%	10,824
50,360 sq. ft. – IRET Corporate Plaza	Minot, ND	Commercial Office	January 31, 2009	50,360	0%	0%	3,896
			Total Square Feet	230,726			$33,829
			Total Units	169

Definitions
April 30, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.